EXHIBIT 10.3

                    ROXBOROUGH-MANAYUNK FEDERAL SAVINGS BANK


                             1994 STOCK OPTION PLAN
                             ----------------------


         1. Purpose of the Plan. The Plan shall be known as the Roxborough-Manayunk Federal Savings Bank 1994 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers, directors and key employees of Roxborough-Manayunk Federal Savings Bank (the "Savings Bank"), or any present or future parent or subsidiary of the Savings Bank to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. As used herein, the following definitions shall apply.

                  (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  (b) "Board" shall mean the Board of Directors of the Savings Bank.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d)  "Committee"   shall  mean  the  Stock  Option   Committee
appointed by the Board in accordance with paragraph 5(a) of the Plan.

                  (e) "Common Stock" shall mean common stock, par value $1.00 per share, of the Savings Bank.

                  (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Savings Bank or in the case of transfers between payroll locations, of the Savings Bank or between the Savings Bank, its Parent, its Subsidiaries or a successor.

                  (g) "Director" shall mean a member of the Board of the Savings Bank.

                  (h) "Effective Date" shall mean the date specified in Section 15 hereof.

                  (i) "Employee" shall mean any person employed by the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank.

                  (j) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

                  (k) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  (l) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (n) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  (o) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

                  (p) "Participant" means any director, officer or key employee of the Savings Bank or any Parent or Subsidiary of the Savings Bank or any other person providing a service to the Savings Bank who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  (q) "Plan" shall mean the Roxborough-Manayunk Federal Savings Bank 1994 Stock Option Plan.

                  (r) "Savings Bank" shall mean Roxborough-Manayunk Federal Savings Bank.

                  (s) "Share" shall mean one share of the Common Stock.

                  (t) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.

          3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of

Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 20,000 shares. Such Shares may either be authorized but unissued shares or treasury shares.

         An Award shall not be considered to be made under the Plan with respect to any Option which terminates prior to its exercise, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

         4.       Six Month Holding Period.

                  A total of six months must elapse between the date of the grant of an Option and the date of the sale of Common Stock received through the exercise of an Option.

          5.      Administration of the Plan.

                  (a) (i) Composition of the Committee. Except as indicated in paragraph 5(a)(ii) below, the Plan shall be administered by the Committee consisting of at least three non-employee Directors of the Savings Bank appointed by the Board and serving at the pleasure of the Board. Officers, Directors, key employees and other persons who are designated by the Committee shall be eligible to receive Awards under the Plan, and all persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

                           (ii)     For the purpose of granting Awards to
directors, the selection of any Director to whom Awards may be granted, as well as the number of Shares subject to Awards, must be determined by a "disinterested committee", as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The Chairman of the Savings Bank and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Savings Bank and to cause them to be delivered to the Participants.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

          6.      Eligibility.

                            (i)    Awards may be granted to officers, Directors,
key employees and other persons. The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number to be granted to each such officer, Director, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Savings Bank and such other factors as the Committee may, in its sole discretion, deem relevant. Officers, Directors, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                           (ii)   The aggregate fair market value (determined as
of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Savings Bank or any present or future Parent or Subsidiary of the Savings Bank) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

                           (iii) In no event shall Shares subject to Options
granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein.

          7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

         8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the

Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                            (i)     The price per Share at which each Incentive
Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per Share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

                           (ii)     In the case of an Employee who owns Common
Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Savings Bank shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Savings Bank, and no Optionee shall have any of the rights of a stockholder of the Savings Bank until Shares of Common Stock are issued to him.

                  (c) Term of Incentive Stock Option. The term of each Incentive Stock Option granted pursuant to the Plan shall be not more ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Savings Bank at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

                  (e) Cashless Exercise. An Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Savings Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Savings Bank to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Savings Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Savings Bank.

                  (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Options Granted to Directors. Subject to the limitations of Section 6(iii), 1,000* Non-Incentive Stock Options


--------
* Non-discretionary formula grant of options to directors equalling 5.0% of total shares reserved to each non-employee director(6), to a maximum of 30% in the aggregate (6,000 shares).

will be granted to each Director who is not an Employee as of December 31, 1994, at an exercise price equal to the fair market value per share of the Common Stock on such date of grant as determined based upon an independent appraisal. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The Option will be exercisable immediately upon stockholder ratification of the Plan and will remain exercisable for up to ten years from such date of grant. Such Options may be exercised for a period of ten years following the date of grant without regard to the continued services of such Directors as a Director or Director Emeritus, or in the event of such person's death during the term of his directorship, by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan, shall be at such price as the Committee may determine in its sole discretion.

                  (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Savings Bank shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment therefor has been received by the Savings Bank and no Optionee shall have any of the rights of a stockholder of the Savings Bank until the Shares of Common Stock are issued to him.

                  (d) Term. The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.

                  (f) Cashless Exercise. An Optionee who has held a Non-Incentive Stock Option for at least six months may engage in


----------------------
                                        7
the "cashless exercise" of the Option. In a cashless exercise, an Optionee gives the Savings Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Savings Bank to pay the Option price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, he can give the Savings Bank written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option price plus any applicable withholding taxes to the Savings Bank.

                  (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Savings Bank shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of
(i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a subsidiary ceases to be a subsidiary of the Savings Bank, the employment of all of its employees who are not immediately thereafter employees of the Savings Bank shall be deemed to terminate upon the date such subsidiary so ceases to be a Subsidiary of the Savings Bank.

                  (b) Disability. In the event that any Optionee's employment with the Savings Bank shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of
(i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

                  (e) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Savings Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. Right of Repurchase and Restrictions on Disposition. The Committee, in its sole discretion, may include, as a term of any Incentive Stock Option or Non-Incentive Stock Option, the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Savings Bank to transfer or assign such right to another party. The Savings Bank may exercise the Repurchase Right only to the extent permitted by applicable law.

         13. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

                  (a) Adjustment. Subject to any required action by the stockholders of the Savings Bank, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt of consideration by the Savings Bank (other than Shares held by dissenting stockholders).

                  (b) Change in Control.  All  outstanding  Awards  shall become immediately exercisable in the event of a change in control or imminent change in control of the Savings Bank, as determined by the Committee. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-Incentive Stock Option over the Option Price of such Shares, in exchange for the surrender of such Options by the Optionee on that date in the event of a change in control or imminent change in control of the Savings Bank. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Savings Bank; (ii) the execution of an agreement for a merger or recapitalization of the Savings Bank or any merger or recapitalization whereby the Savings Bank is not the surviving entity; (iii) a change of control of the Savings Bank, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Savings Bank by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section 13, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Savings Bank. The decision of the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

                  (c) Extraordinary Corporate Action. Subject to any required action by the stockholders of the Savings Bank, in the event of any change in control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)     appropriately adjust the number of Shares of
Common Stock subject to each Option, the exercise price per Share of Common Stock, and the consideration to be given or received by the Savings Bank upon the exercise of any outstanding Option;

                           (ii)    cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                      (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

                  Except as expressly provided in Sections 13(a) and 13(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Treatment of Options in the Event of a Conversion Transaction. In the event that FJF Financial, M.H.C. and the Savings Bank enter into a transaction whereby FJF Financial, M.H.C. shall no longer own a majority of the Common Stock of the Savings Bank and thereafter a parent holding company shall own 100% of the Common Stock of the Savings Bank ("Stock Holding Company") (the "Conversion Transaction"), any Options outstanding shall, at the election of the holder, (i) be convertible into Options for Common Stock of the Stock Holding Company, or (ii) be exercised by the holder prior to the effective date of the Conversion Transaction and the holder shall be entitled to exchange, in the same manner as other minority stockholders of the Savings Bank, the shares of Common Stock of the Savings Bank received upon such exercise for shares of Common Stock of the Stock Holding Company. If for any reason such Options are not to be converted or such shares are not exchanged, the holders of Options under this plan shall receive cash payment for the shares of stock represented by the Options in an amount equal to the fair market value of the shares underlying the Options or the initial offering price of the number of shares of common stock of the Stock Holding Company for which the Common Stock underlying the options would otherwise be exchanged, in both cases less the original exercise price of such options and, with respect to options that have been exercised for shares which are not exchanged, the Stock Holding Company shall redeem such shares for cash in the same manner as such redemption would occur for other minority stockholders of the Savings Bank. Any exchange, conversion of Options, or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Except, however, for purposes of compliance with Section 16 of the Securities Exchange Act of 1934, the date of grant of an Option shall be deemed the later of the date of grant or the date of stockholder approval of the Plan. Notice of the determination of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall become effective the date of Board adoption of the Plan. Options may be granted prior to ratification of the Plan by the stockholders of the Savings Bank if the exercise of such Options is subject to such stockholder ratification.

         16.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Savings Bank within twelve (12) months before or after the date of Board adoption of the Plan.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof. Notwithstanding anything herein to the contrary, the Committee shall have the authority to cancel outstanding Options with the consent of the Optionee and to reissue new Options at a lower exercise price equal to the then fair market value per share of Common Stock in the event that the fair market value per share of Common Stock at any time prior to the date of exercise of outstanding Options falls below the exercise price of such Options.

         18. Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Savings Bank.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject the Savings Bank to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

         Notwithstanding anything herein to the contrary, in no event shall the Savings Bank issue new Shares upon the exercise of an Option to the extent that such issuance would result in Parent holding less than a majority of the outstanding Shares of Savings Bank, for so long as Parent shall be a Federally chartered mutual holding company pursuant to 12 C.F.R. 575.

         The inability of the Savings Bank to obtain from any regulatory body or authority deemed by the Savings Bank's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Savings Bank of any liability in respect of the non-issuance or sale of such Shares.

         As a condition to the exercise of an Option, the Savings Bank may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         20. Reservation of Shares. During the term of the Plan, the Savings Bank will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Savings Bank by reason of the Plan or the grant of any Incentive or Non-Incentive Stock Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Withholding Tax. The Savings Bank shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Savings Bank shall have the right to require the Participant or such other person to pay the Savings Bank the amount of any taxes which the Savings Bank is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that federal law shall be deemed to apply.